Exhibit 10.5

Massachusetts Institute of Technology

and

Liberty Defense Technologies, Inc

THIRD AMENDMENT

This Third Amendment, effective as of September 20, 2019 is made by and between the Massachusetts Institute of Technology, a nonprofit research institution having a principal address at 77 Massachusetts Avenue, Cambridge, MA 02139 (“MIT”) and Liberty Defense Technologies, Inc (“COMPANY”), a Massachusetts corporation, with a principal place of business at 2 Sun Court, Suite 230, Peachtree Corners, GA 30092 (each individually a “Party” and collectively the “Parties”) and amends that certain Exclusive Patent License Agreement between the Parties dated as of September 10, 2018, (the “LICENSE AGREEMENT”) (MIT No. 4915113). Capitalized terms used herein without definition shall have the meaning given such terms in the LICENSE AGREEMENT.

WHEREAS, MIT and COMPANY executed a First Amendment to the LICENSE AGREEMENT on March 4, 2019 to update Appendix A;

WHEREAS, MIT and COMPANY executed a Second Amendment to the LICENSE AGREEMENT on March 28, 2019 to amend the engineering prototype diligence requirement;

WHEREAS, MIT and COMPANY wish to further amend the LICENSE AGREEMENT; NOW, THEREFORE, the Parties agree as follows:

1.	Section 3.1(d) of the LICENSE AGREEMENT is hereby deleted in its entirety and replaced with the following:

(d) COMPANY shall develop a beta prototype on or before April 1, 2020 and permit an in-plant inspection by MIT on or before Dec 1st, 2019, and thereafter permit in-plant inspections by MIT at regular intervals with at least six (6) months between each such inspection. For clarification, a PowerPoint presentation outlining the current plan to manufacture the product and identifying partners may be accepted as a substitute for the in-plant inspection.

2.	Except as specifically amended herein, the terms and conditions of the LICENSE AGREEMENT shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed by their duly authorized representatives as of September 20, 2019.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		LIBERTY DEFENSE TECHNOLOGIES, INC.

By:	/s/Jim Freedman	By:	/s/Aman Bhardwaj
Name:	Jim Freedman	Name:	Aman Bhardwaj
Title:	Associate Director	Title:	President & COO